UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 12, 2024 (March 6, 2024)

Natural Grocers by Vitamin Cottage, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35608	45-5034161
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

12612 West Alameda Parkway
Lakewood, Colorado 80228
(Address of principal executive offices) (Zip Code)

(303) 986-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	NGVC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A is being filed to update the Current Report on Form 8-K filed by Natural Grocers by Vitamin Cottage, Inc. (the “Company”) on March 12, 2024 (the “Original Form 8-K”) with the U.S. Securities and Exchange Commission to report the final voting results of the Company’s 2024 Annual Meeting of Stockholders held on March 6, 2024 (the “2024 Annual Meeting”). The sole purpose of this amendment is to disclose under Item 5.07(d) the Company's decision regarding the frequency of future stockholder advisory votes on the compensation paid to the Company’s named executive officers. Except as set forth herein, no modifications have been made to information contained in the Original Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2024 Annual Meeting, a non-binding advisory vote was conducted on the frequency of future stockholder advisory votes regarding the compensation paid to our named executive officers. As previously reported by the Company in the Original Form 8-K, the stockholders cast the highest number of votes for an advisory vote to be held every three years on the compensation paid to the Company’s named executive officers.

In light of the stockholder vote at the 2024 Annual Meeting, the Board of Directors of the Company has determined that the Company will hold an advisory vote on the compensation paid to the Company’s named executive officers every three years until the next vote on the frequency of future stockholder advisory votes on executive compensation. The next vote on the frequency of future stockholder advisory votes on executive compensation will occur no later than the Company’s Annual Meeting of Stockholders to be held in 2030.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2024
Natural Grocers by Vitamin Cottage, Inc.

By:	/s/ Kemper Isely
Name:	Kemper Isely
Title:	Co-President